Exhibit 10.3
Prepared by and Return to: Buchanan Ingersoll & Rooney PC 1835 Market Street, 14th Floor Philadelphia, PA 19103 Attn: Frederick H. Masters, Esq. Telephone: 215.665.8700

INTERCREDITOR, SUBORDINATION AND STANDSTILL AGREEMENT

THIS INTERCREDITOR, SUBORDINATION AND STANDSTILL AGREEMENT (this “Agreement”) is made and entered into as of October 15, 2008, by NL INDUSTRIES, INC., a New Jersey corporation (“NL”) and NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., a New Jersey Corporation (“NL EMS”, and together with NL, jointly and severally, the “NL Companies”); and BANK OF AMERICA, N.A., a national banking association (“Administrative Agent”) on behalf of itself and the other financial institutions, now or hereinafter, party to the Loan Agreement (as defined below) (together with Administrative Agent collectively, the “Banks”); and acknowledged and consented to by SAYREVILLE SEAPORT ASSOCIATES, L.P., a Delaware limited partnership (“Borrower”) and J. BRIAN O'NEILL.

R E C I T A L S:

A.         The Banks have extended a loan (the “Bank Loan”) to Borrower in the amount of Seventy Million Dollars ($70,000,000.00) evidenced by those certain mortgage notes in the aggregate amount of Seventy Million Dollars ($70,000,000.00), each of even date herewith, made by Borrower and payable to the order of each of the Banks (as such mortgage notes may be renewed, extended, modified, amended or restated from time to time, collectively, the “Bank Notes”).

B.         The Bank Notes and the total indebtedness evidenced thereby are secured by that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated of even date herewith, executed by Borrower in favor of Administrative Agent and the other Banks, which shall be recorded in the Official Records of Middlesex County, New Jersey (the “Official Records”) (as amended, supplemented, modified, restated, renewed or extended from time to time, the “Mortgage”), granting a first priority lien on and/or security interest in the "Property" (as defined in the Mortgage), including, without limitation, the land and any improvements situated thereon, which land is more particularly described in Exhibit A attached hereto and incorporated herein.  The Bank Notes, the Mortgage and any loan agreement, security agreement, pledge agreement, UCC financing statements, environmental indemnity agreement, guaranty agreements (including, without limitation that certain Guaranty Agreement of even date herewith from J. BRIAN O'NEILL in favor of Administrative Agent and the other Banks (the "Bank Guaranty")), any Swap Contract (as defined in the Mortgage) or any assignment of architect's agreement, construction contract or other contracts or subcontracts or any other document or modification now or hereafter executed in connection therewith are herein referred to collectively as the “Bank Loan Documents.”

C.         NL Companies have extended a loan (the “NL Loan”) to Borrower in the amount of Fifteen Million Dollars ($15,000,000.00) evidenced by that certain mortgage note in the amount of Fifteen Million Dollars ($15,000,000.00), dated of even date herewith, made by Borrower and payable to the order of NL Companies (as such mortgage note may be renewed, extended, modified, amended or restated from time to time, with the prior written consent of Administrative Agent, the “NL  Note”) and secured by that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated of even date herewith, executed by Borrower in favor of the NL Companies, which shall be recorded in the Official Records (as amended, supplemented, modified, restated, renewed or extended from time to time, the “Subordinate Mortgage”), granting a second priority lien on and security interest in the Property and a Guaranty Agreement of even date herewith from J. BRIAN O'NEILL to NL Companies (the "NL Guaranty").  The NL Note, Subordinate Mortgage and NL Guaranty are herein referred to collectively as the "NL Loan Documents".

D.         The Bank Loan Documents contain restrictions on Borrower's ability to incur additional indebtedness, arrange for guarantees of such indebtedness and place liens on the Property.  Banks are unwilling to make the Bank Loan unless NL Companies agree to subordinate and make inferior:  (i) the right, title, security interest, lien and interest created by the Subordinate Mortgage and the other NL Loan Documents to the right, title, security interest, lien and interest of the Bank Mortgage and the other Bank Loan Documents; and (ii) except as hereinafter provided in Section 4(b) and 4(c) below, NL Companies' rights to receive any payments under or on account of the NL Loan Obligations to Banks' rights to receive payments under or on account of the Bank Loan Obligations.

E.         This Agreement shall be recorded in the Official Records.

NOW THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, on behalf of itself and the other Banks, and NL Companies hereby agree as follows:

1.         Recitals Incorporated.  The recitals set forth hereinabove are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth hereinbelow, provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth.

2.         Definitions.  The following terms shall have the meanings indicated below:

“Bank Loan” or “Bank Loan Obligations” means all present and future indebtedness, obligations and liabilities of Borrower under the Bank Loan Documents, including (a) all principal (including principal which is borrowed, repaid and reborrowed), interest (including interest accruing subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), default interest, late charges, prepayment fees, expenses, fees, other reimbursements, Swap Contracts, indemnities and other amounts payable thereunder, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or unliquidated, final or contingent, and whether incurred as maker, endorser or otherwise; (b) all indebtedness arising from all present and future optional or obligatory advances under the Bank Notes or any other Bank Loan Document, (c) all indebtedness, obligations and liabilities arising under any and all amendments, modifications, extensions, renewals, refinancing or refundings of any of the Bank Loan Documents, and (d) all indebtedness, obligations and liabilities under Protective Advances.  To the extent any payment on any of the Bank Loan Obligations, whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise, is recovered by or required to be paid over to Borrower or a receiver, trustee in bankruptcy, liquidating trustee, agent or other Person in a Proceeding, such Bank Loan Obligation or any part thereof originally intended to be satisfied by such payment shall be deemed to be reinstated and outstanding as if such payment had not occurred.  All outstanding Bank Loan Obligations shall be and remain Bank Loan Obligations for all purposes of this Agreement, regardless of whether they are allowed, not allowed or subordinated in any Proceeding.

“Bank Loan Documents” is defined in Recital B.

“Bank Notes” is defined in Recital A.

"Loan Agreement" means that certain Loan Agreement, dated of event date herewith, by and among the Banks and Borrower evidencing the Bank Loan, as the same may be amended, supplemented, modified, restated, renewed or extended from time to time.

"Loan Pay-off Capital Contribution" has the meaning set forth in the Multi-Party Agreement.

“Mortgage” is defined in Recital B.

"Multi-Party Agreement" means that certain Multi-Party Agreement of even date herewith by and among Borrower; SAYREVILLE SEAPORT ASSOCIATES ACQUISITION COMPANY, LLC, a Delaware limited liability company and general partner of the Borrower; OPG PARTICIPATION, LLC, a Pennsylvania limited liability company and limited partner of the Borrower; J. BRIAN O'NEILL; NL COMPANIES; SAYREVILLE PRISA II LLC, a Delaware limited liability company; and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, an insurance company organized under the laws of the State of  New Jersey, acting solely on behalf of, for the benefit of, and with its liability limited to the assets of its insurance company separate account known as PRISA II.

“NL Loan” or “NL Loan Obligations” means all indebtedness, obligations and liabilities of Borrower under the NL Loan Documents, including all principal, interest (including interest accruing subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), default interest, late charges, prepayment fees, expenses, fees, reimbursements, indemnities and other amounts payable thereunder, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or unliquidated, final or contingent and whether incurred as a maker, endorser, guarantor or otherwise.

“NL Loan Documents” is defined in Recital C.

“NL Note” is defined in Recital C.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency, or instrumentality thereof.

"Power of Attorney" is defined in Section 15 hereof.

"PRISA II Account" has the meaning set forth in the Multi-Party Agreement.

“Proceeding” means (a) any voluntary or involuntary case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Property” means, collectively, the real property and all other property (whether real, personal or otherwise) described in the Mortgage.

“Protective Advances” means any and all sums advanced or expended by Administrative Agent (whether deemed optional or obligatory advances, or otherwise) which Administrative Agent deems necessary or appropriate (a) to repair, maintain, remediate or otherwise protect the Property or to prevent waste or destruction or to pay or prevent liens or to defend Borrower’s title or the lien priority of the Mortgage, (b) to pay taxes, assessments or insurance premiums in respect of the Property or to otherwise protect security interest of the Banks in the Property and any other collateral for the Bank Loan Obligations, or (c) in connection with Administrative Agent's review, protection or exercise of its rights or remedies under the Bank Loan Documents.

"Prudential" means The Prudential Insurance Company of America, an insurance company organized under the laws of the State of  New Jersey, acting solely on behalf of, for the benefit of, and with its liability limited to the assets of its insurance company separate account known as PRISA II.

“Swap Contracts” has the meaning set forth in the Mortgage.

3.         Subordination.  Each of the NL Companies, for itself and its successors and assigns (including, without limitation, all subsequent holders of the NL Note and the Subordinate Mortgage) does hereby subordinate (a) the Subordinate Mortgage and all other NL Loan Documents, (b) its right to any payment of any of the NL Loan Obligations, including any and all payments under the NL Guaranty, except as hereinafter provided in Section 4(b) and/or 4(c) below and (c) all of its right, title, security interest, lien, and interest in and to the Property and any other collateral for the Bank Loan and all sales proceeds, proceeds from insurance or condemnation, other proceeds, rents, issues, and profits therefrom, to (i) the Mortgage and all other Bank Loan Documents, (ii) the payment of all of the Bank Loan Obligations, including all rights to payment under and pursuant to the Bank Guaranty  and (iii) all of the right, title, security interest, lien and interest held by Administrative Agent and/or any of the Banks and their respective successors and assigns (including, without limitation, all subsequent holders of a Bank Note and the Mortgage), in and to the Property and any other collateral and all sales proceeds, proceeds from insurance or condemnation, other proceeds, rents, issues, and profits therefrom, under and pursuant to (X) the Bank Notes, (Y) the Mortgage, and (Z) all other Bank Loan Documents, and any and all extensions, renewals, modifications, and replacements thereof.  From and after the date hereof, all of the documents, indebtedness, right to payment, title, security interest, lien, right and interest described in clauses (a), (b) and (c) hereinabove shall be subject and subordinate to all of the documents, indebtedness, right to payment, title, security interest, lien, right and interest described in clauses (i), (ii) and (iii) hereinabove.

4.         Permitted Scheduled Interest Payments; Permitted Multi-Party Payment.  Each of the NL Companies, for itself and its successors and assigns (including, without limitation, all subsequent holders of the NL  Note and the Subordinate Mortgage) does hereby agree that, notwithstanding anything provided in the NL Loan Documents to the contrary, so long as the Bank Loan Obligations remain outstanding, unless Administrative Agent shall consent in writing:

(a)         No Payments.  Except as provided in (b) and/or (c) below, no payment of principal, interest, fees or other amounts shall be made or accepted on account of the NL Loan Obligations at any time when any amount of the Bank Loan Obligations remains unpaid or unsatisfied.

(b)         Permitted Scheduled Payments.  NL Companies may collect and receive from Borrower Permitted Scheduled Payments on account of the NL Loan Obligations on a monthly basis as the same come due. As used herein “Permitted Scheduled Payments” means the regularly scheduled monthly payment of interest due and payable under the NL Note based on the outstanding principal sum of the NL Note, not to exceed a maximum principal sum of $15,000,000, and the non-default interest rate provided for in the NL Note, being no greater than the non-default interest rate specified in the Bank Notes.  Without any obligation to NL Companies with respect to the same, Administrative Agent acknowledges to NL Companies that within the Bank Loan there is budgeted the sum of $1,991,714 as interest on the NL Note. NL Companies acknowledges that such sum is not being held in trust, "set-aside" funds, collateral or escrowed for or with respect to the interest due under the NL Note and neither Administrative Agent nor any of the Banks have any obligation or duty to NL Companies  with respect to or for the same or the payment of interest under the NL Note and NL Companies releases any and all claims against Administrative Agent and Banks with respect to the same.

(c)         Payment by Prudential under the Multi-Party Agreement. NL Companies shall be permitted to receive payment of the Loan Pay-off Capital Contribution from Prudential pursuant to and in accordance with the Multi-Party Agreement.

(d)         No Prepayment or Other Payment.  Except as provided for in Section 4(b) and/or (c) above, until the Bank Loan Obligations have been paid and performed in full, no payment or prepayment of any kind may be made to NL Companies with respect to the NL Loan Obligations.

(e)         Payments Held In Trust For Banks.  In the event at any time that any payment is made to NL Companies on account of the principal, interest, fees, or other amounts on or with respect to the NL Loan Obligations, including any payments received under the NL  Guaranty, which is not permitted under this Agreement, such payment shall be held by NL Companies in trust for the benefit of the Banks and shall be paid forthwith over and delivered to Administrative Agent for application to the payment of all of the  Bank Loan Obligations remaining unpaid.

5.         Limitation on NL Companies Acts/Multi-Party Agreement/Appointment of Agency.

(a)              Notwithstanding anything to the contrary in any of the NL Loan Documents, so long as any of the Bank Loan Obligations remain outstanding, NL Companies shall have no rights, power or authority to exercise any rights, remedies or privileges under or pursuant to any of the NL Loan Documents or against Borrower or J. Brian O'Neill, or his heirs, successors or assigns, under or pursuant to the NL Guaranty. Without limitation, the forgoing shall include the exercise of any approval or consent rights or options; the granting of any consents or approvals; the making of any determinations or elections; the exercise of any right or remedy upon a Default occurring under any of the NL Loan Documents, including, without limitation, acceleration, foreclosure, collection, set-off or the bringing of any legal or equitable action under any of the Mortgage, the NL Note, the NL Guaranty, the Uniform Commercial Code or any other applicable laws, provided NL Companies shall be entitled to declare and give notice of such Default; or the collection of any default interest or late fees.  Nothing herein however, shall limit or prohibit NL Companies from demanding and receiving payment from Prudential under and pursuant to the Multi-Party Agreement and pursue its rights and remedies thereunder in accordance with the terms of the Multi-Party Agreement.

(b)              NL Companies agrees that so long as any of the Bank Loan Obligations remain outstanding, Administrative Agent is hereby irrevocably appointed agent for NL Companies under and pursuant to the Mortgage and NL Note and Administrative Agent is hereby authorized, permitted and empowered to take and/or perform any and all actions for, on behalf and in the name of NL Companies with respect to the Mortgage, NL Note, and the NL Loan Obligations with the same force and effect as if NL Companies had taken the same and NL Companies shall be bound by any and all such acts and actions and releases Administrative Agent and Banks from any and all claims and liability with respect to the same, except no release is hereby given for the willful misconduct by Administrative Agent or the willful misconduct of any of the Banks.  Without limitation, the forgoing power and authority of Administrative Agent to act for and on behalf of NL Companies shall include the exercise of any approval or consent rights or options; the granting of any consents or approvals; the making of any determinations or elections; the extension of the Maturity Date (as defined in the NL Note) in accordance with the terms of the NL Note.  NL Companies agrees that if the event the Bank Notes are extended for one (1) year as provided for therein, the Maturity Date of the NL Note shall be automatically extended for one (1) year, on a one time basis only and Administrative Agent and Banks have no power or authority to extend the Maturity Date of the NL Note beyond the one (1) year extension.. NL Companies further acknowledges that it has executed and delivered the Power of Attorney as provided for in section 15 and Administrative Agent is authorized to act for and on behalf of NL Companies pursuant to the same.

(c)              Nothing in this Agreement shall alter or modify NL Companies' right to exercise its rights under  section 2 of the Multi-Party Agreement.

6.           Responsibility of Administrative Agent and Banks.

(a)         The rights granted to Administrative Agent on behalf of itself and the other Banks hereunder are solely for its protection and nothing herein contained shall impose on Administrative Agent any duties with respect to Borrower, NL Companies and/or the Property.  Neither the Administrative Agent nor any of the Banks shall be liable to either the Borrower or NL Companies for (i) any failure or defect of title to the Property, (ii) any failure to perfect the lien of the Mortgage, (iii) any defect in any collateral realization or the exercise of any right or remedy by Administrative Agent or (iv) any other act, action, omission, matter or occurrence relating to the Property, the Mortgage, the NL Note, PRISA II or the Multi-Party Agreement.

(b)           Neither the Administrative Agent nor any of the Banks is responsible for the sufficiency, validity or enforceability of the Mortgage or any other documents related thereto.  The Administrative Agent shall not be deemed to be in a relation of trust or confidence with NL Companies  by reason of this Agreement, and shall not owe any fiduciary, trust or other special duties to NL Companies by reason of this Agreement.

7.         Administrative Agent’s Freedom of Action.  NL Companies agree that subject to the terms of the Bank Loan Documents, Administrative Agent on behalf of itself and the other Banks, may at any time and from time to time, without notice to or the consent of NL Companies, and without affecting the agreements herein made by NL Companies, do any one or more of the following in Administrative Agent's sole and absolute discretion:

(a)         Extend, renew, modify, amend or waive any of the terms of any of the Bank Loan Documents, including, without limitation, any payment provisions under any of the Bank Loan Documents.

(b)         Make such Protective Advances as Administrative Agent may deem appropriate (it being understood that neither Administrative Agent nor any of the Banks have in any way committed to make any such advance).  The amount of any Protective Advance made by Administrative Agent shall be added to and shall increase the Bank Loan Obligations and shall be secured by the Bank Loan Documents, including the Mortgage, and the NL Loan Documents and the Subordinate Mortgage shall be subordinate to the same in all respects as provided for in this Agreement.

(c)         Apply any sums received from Borrower, any guarantor, endorser, or cosigner, or from the disposition of any of the Property or any other collateral or security, to any indebtedness whatsoever owing from such Person or secured by the Property or such collateral or security, in such manner and order as Administrative Agent determines in its sole discretion, and regardless of whether such indebtedness is part of the Bank Loan Obligations, is secured, or is due and payable. Add or substitute, or take any action or omit to take any action which results in the release of any endorser, guarantor or any collateral or security.

(d)         Make loans or advances to Borrower secured in whole or in part by the Mortgage or refrain from making any such loans or advances.

(e)         Accept partial payments of, compromise or settle, refuse to enforce, or release all or any parties to, any or all of the Bank Loan Obligations.

(f)         Settle, release (with or without receipt of consideration therefor, and whether by operation of law or otherwise), compound, compromise, collect or liquidate any of the Bank Loan Obligations in any manner permitted by applicable law.

(g)         Accept, release (with or without receipt of consideration), waive, surrender, enforce, exchange, modify, impair or extend the time for the performance, discharge or payment of, any and all property of any kind securing any or all of the Bank Loan Obligations or any guaranty of any or all of the Bank Loan Obligations, or on which Banks at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property. Administrative Agent and none of the Lenders are under and shall not hereafter be under any obligation to marshal any assets in favor of NL Companies, or against or in payment of any or all of the NL Loan Obligations, and may proceed against any of the Property or any other collateral in such order and manner as it elects.

All such actions, rights and matters set forth in (a) through (g) above shall be senior in all respects to the NL Loan Obligations and the NL Loan Documents which shall automatically be subordinate to such actions, rights and matters set forth in (a) through (g) above.  Third parties including title insurance companies insuring the priority of the Bank Loan Documents are hereby authorized to rely upon this provision as to the priority of such matters without requirement to confirm such senior position from NL Companies.

8.         No Transfer of NL Loan; Refinancing.  NL Companies agree that they shall not sell, assign, pledge, encumber or otherwise transfer any portion of its interest in the NL Loan Documents without the prior written consent of Administrative Agent, such consent to be in Administrative Agent sole discretion, provided however, NL Companies shall be permitted to assign and transfer in whole the NL Loan Documents and the Multi-Party Agreement to: (i)  any one or more of the Banks or an Affiliate of a Bank (as the term "Affiliate" is defined in the Loan Agreement) or (ii) a corporation or limited liability company which is "controlled" (as hereinafter defined) by either NL or NL EMS (an "NL Company Subsidiary"); or a corporation or limited liability company "controlling" (as hereinafter defined) either of NL or NL EMS (an "NL Company Parent"); or a corporation or limited liability company which is controlled by, controlling or under common "control" (as hereinafter defined) with, an NL Company Subsidiary or NL Company Parent, who shall be entitled to purchase the same, provided, in all cases, such assignment, transfer and sale as to the NL Documents shall be expressly under and subject to this Agreement and the assignee and transferee shall expressly assume this Agreement and, in the case of an assignee or transferee of the NL Loan Documents described in (ii) above, such assignee or transferee shall execute and deliver to Administrative Agent a Power of Attorney in the form attached hereto as Exhibit B. In addition, so long as any of the Bank Loan Obligations remains outstanding, any refinance of the NL Loan Obligations shall be subject to Administrative Agent's prior written approval of the terms thereof and the refinance lender, which approval may be granted or withheld by Administrative Agent in its sole and absolute discretion. For purposes of this section 8, the terms "controlled", "controlling" and "control" shall mean, as the context shall require, the ability to direct or cause the direction of the management and policies of such corporation or limited liability company by contract or otherwise.

9.         Representations, Warranties and Covenants of NL Companies.  NL Companies hereby covenant, agree, warrant, represent, and certify to the Banks that:

(a)              NL Companies have delivered to Administrative Agent true, correct and complete copies of the NL Loan Documents.  NL Companies covenant and agree that the NL Note and the Subordinate Mortgage are the only NL Loan Documents and NL Companies shall not accept any other security for the NL Obligations other than the Mortgage and the Multi-Party Agreement.

(b)         NL Companies are the owners and holders of the NL Loan Documents.  None of the NL Loan Documents has been transferred, assigned or pledged by NL Companies.

(c)         NL Companies acknowledge having received and reviewed copies of all of the Bank Loan Documents and NL Companies consent to and approve all of the provisions of each of the Bank Loan Documents and all other agreements including, without limitation, any escrow or disbursement agreements, between Borrower and Administrative Agent for the disbursement of the proceeds of the Bank Loan.

(d)         This Agreement has been duly authorized by NL Companies, the persons executing, acknowledging, and delivering this Agreement on behalf of NL Companies are fully authorized to do so, and all of the terms and provisions of this Agreement are fully enforceable against NL Companies and their successors and assigns.

(e)         The indebtedness evidenced by the NL Note is the only indebtedness secured by the Subordinate Mortgage and the only indebtedness due NL Companies by Borrower. There is no guarantee by any guarantor of the obligations under the NL Note or any of the other NL Loan Documents, except for the Multi-Party Agreement.

(f)         To the knowledge of NL Companies, there currently exists no default or event of default of any nature under the terms and provisions of any of the NL Loan Documents, or any combination thereof, and no condition which, with the giving of notice and/or the passage of time, would result in such an event of default.

(g)         NL Companies agrees and covenants that copies of all notices, communications, or designations required or permitted under any of the NL Loan Documents shall be sent to Administrative Agent at the address specified in Section 19 hereof, or at such other address as Administrative Agent shall furnish to NL Companies in the manner provided in Section 19 hereof.

(h)         Except as specifically provided for in the NL Note and this Agreement with respect to the automatic extension of the NL Note occurring simultaneous with the corresponding extension with respect to the Bank Notes, in no event shall the terms and provisions of any NL Loan Documents be modified, amended, renewed, or extended, unless Administrative Agent shall first consent in writing to such modification, amendment, renewal, or extension, which consent may be withheld in Administrative Agent's sole judgment.

(i)         NL Companies acknowledges and understands that Administrative Agent and the Banks will rely upon the certification, warranties, representations, covenants, and agreements contained in this Agreement as a material consideration and inducement in making, extending or modifying the loan evidenced by the Bank Notes.

10.         Dealings with Borrower.

(a)         In making disbursements under any of the Bank Loan Documents, Administrative Agent and none of the other Banks have any duty to, nor have any represented that it or they will, see to the application of any proceeds by the Person or Persons to whom Administrative Agent disburses such proceeds.  Any application or use of such proceeds for purposes other than those provided for in the Bank Loan Documents does not and shall not defeat the subordination herein made, in whole or in part.

(b)         In making disbursements under any of the Bank Loan Documents, Administrative Agent may waive any and all conditions to a disbursement contained in the Bank Loan Documents. No such waiver shall defeat the subordination herein made, in whole or in part.

(c)         The rights granted to Administrative Agent and the Banks hereunder are solely for its and their protection and nothing herein contained shall impose on Administrative Agent or any of the Banks any duties with respect to Borrower, NL Companies or any of the Environmental Remediation Work (as defined in the Loan Agreement).

11.         Assignment of the Bank Loan Obligations.  In accordance with the terms of the Bank Loan Documents and/or that  certain Multi-Party Agreement by and among Administrative Agent and other parties, including Prudential (the "Bank Multi-Party Agreement"), the Banks may assign or transfer any or all of the Bank Loan Obligations and/or any interest therein or herein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof and every immediate and successive assignee or transferee of any of the Bank Loan Obligations or of any interest therein or herein shall, to the extent of the interest of such assignee or transferee in the Bank Loan Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Banks; provided, however, that, unless Administrative Agent shall otherwise consent in writing, Administrative Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of Administrative Agent on behalf of itself and the other Banks, as to those portions of the Bank Loan Obligations which neither Administrative Agent nor any other Bank has assigned or transferred.

12.         Bankruptcy of Borrower.  Upon any distribution of the assets or properties of Borrower or upon any dissolution, winding up, liquidation, bankruptcy or reorganization involving Borrower (whether in bankruptcy, insolvency or receivership proceedings or any other Proceeding, or upon an assignment for the benefit of creditors or otherwise):

(a)         Administrative Agent shall first be entitled to receive payment in full of the principal of and interest on the Bank Loan Obligations and all fees and any other payments (including post-petition interest and all costs and expenses) due pursuant to the terms of the Bank Loan Documents, before NL Companies are entitled to receive any payment on account of the NL Loan Obligations; and

(b)         any payment or distribution of the assets or properties of Borrower of any kind or character, whether in cash, property, or securities, to which Banks would be entitled except for the provisions of this Agreement, shall be paid by the debtor in possession, liquidating trustee or agent or other person making such payment or distribution directly to Administrative Agent; and

(c)         in the event that, notwithstanding the foregoing, any payment or distribution of the assets or properties of Borrower of any kind or character, whether in cash, property, or securities, shall be received by NL Companies on account of principal, interest, fees, or other amounts on or with respect to the NL Loan Obligations before all of the Bank Loan Obligations are paid in full, such payments or distribution shall be received and held in trust for and shall be paid over to Administrative Agent forthwith, for application to the payment of the Bank Loan Obligations until all such Bank Loan Obligations shall have been paid in full in accordance with the terms of the Bank Loan Documents.

To effectuate the foregoing,  NL Companies do hereby irrevocably assign to Administrative Agent all of NL Companies' rights as a secured or unsecured creditor in any Proceeding and authorizes Administrative Agent to take, or refrain from taking, any action to assert, enforce, modify, waive, release or extend NL Companies' lien and/or claim in such Proceeding, including but not limited to (a) filing a proof of claim arising out of the NL Loan Obligations, (b) voting or refraining from voting claims arising from the NL Loan Obligations, either in Administrative Agent's name or in the name of Administrative Agent as attorney-in-fact of NL Companies, (c) accepting or rejecting any payment or distribution made with respect to any claim arising from the NL Loan Obligations and applying such payment and distribution to payment of Banks' claim in accordance with the terms hereof, and (d) taking any and all actions and executing any and all instruments necessary to effectuate the foregoing and, among other things, to establish Administrative Agent's entitlement to assert NL Companies' claim in such Proceeding.

13.         Additional Waivers and Agreements.

(a)         NL Companies waives the right to require Administrative Agent or the Banks to proceed against Borrower or any other Person liable on any Bank Loan Obligation, to proceed against or exhaust any security held from Borrower or other Person, or to pursue any other remedy in Administrative Agent's or the Bank's power whatsoever.  Administrative Agent on behalf of itself and the other Banks may, at its election, exercise any right or remedy the Banks may have against Borrower or any security held by Administrative Agent on behalf of the Banks, including, without limitation, the right to foreclose upon any such security by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, without affecting or impairing in any way the obligations of NL Companies hereunder, except to the extent the Bank Loan Obligations have been paid, and NL Companies waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy against Borrower or any such security, whether resulting from such election by Administrative Agent or otherwise.  NL Companies waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (including, without limitation, any intervention or omission by Administrative Agent on behalf of itself and the other Banks) of the liability, either in whole or in part, of Borrower to the Banks for the Bank Loan Obligations.

(b)         NL Companies assumes all responsibility for keeping itself informed as to the condition (financial or otherwise), business, assets and operations of Borrower, Prudential, the PRISA II Account, the condition of the Property and all other circumstances that might in any way affect NL Companies' risk under this Agreement and/or the Multi-Party Agreement (including, without limitation, the risk of nonpayment of the NL Loan Obligations, the Bank Loan Obligations and/or the Loan Pay-off Capital Contribution or any sum due the Banks from Prudential under the Bank Multi-Party Agreement), and neither Administrative Agent nor any of the Banks shall have any duty or obligation whatsoever to obtain or disclose to NL Companies any information or documents relative to such condition, business, assets, or operations of Borrower, Prudential, the PRISA II Account or such risk, whether acquired by Administrative Agent or any of the other Banks in the course of its relationship with Borrower, Prudential, the PRISA II Account or otherwise.

(c)         NL Companies acknowledges that neither Administrative Agent nor any other Bank has made any warranties or representations to it with respect to the due execution, legality, validity, completeness or enforceability of the Bank Loan Documents (including, without limitation, the Multi-Party Agreement), the NL Loan Documents or the collectability of the Secured Obligations evidenced thereby or secured by the Mortgage and/or the Loan Pay-off Capital Contribution.

(d)         NL Companies unconditionally and irrevocably authorizes Administrative Agent, upon the occurrence of and during the continuance of any default or event of default under the Bank Loan Documents, at its sole option, without affecting any obligations of NL Companies hereunder, the enforceability of this Agreement, or the validity or enforceability of the lien of the Mortgage, to foreclose the Mortgage or other instruments securing the Bank Loan Obligations by judicial or nonjudicial sale.  NL Companies expressly, unconditionally and irrevocably waives any defenses to the enforcement of this Agreement or any liens created hereby, granted to or otherwise held by Administrative Agent on behalf of itself and the other Banks, or to the recovery by Administrative Agent on behalf of itself and the other Banks from Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of NL Companies and may preclude NL Companies from obtaining reimbursement or contribution from Borrower or any other Person.

(e)         NL Companies hereby expressly, unconditionally and irrevocably waives all rights (a) under Sections 361 through 365, 502(e) and 509 of the Bankruptcy Code (or any similar sections hereafter in effect under any other Federal or state laws or legal or equitable principles relating to bankruptcy, insolvency, reorganizations, liquidations or otherwise for the relief of debtors or protection of creditors), and (b) to seek or obtain conversion to a different type of proceeding or to seek or obtain dismissal of a proceeding, in each case in relation to a bankruptcy, reorganization, insolvency or other proceeding under similar laws with respect to Borrower.  Without limiting the generality of the foregoing, NL Companies hereby expressly, unconditionally and irrevocably waives (i) the right to seek to provide credit (secured or otherwise) to Borrower in any way under Section 364 of the Bankruptcy Code unless the same is acceptable to Administrative Agent in its sole and absolute discretion; (ii) the right to take a position inconsistent with or contrary to that of Administrative Agent (including a position by Administrative Agent to take no action) if Borrower seeks to use, sell or lease the Property or any other collateral for the Secured Obligations (or the proceeds or products thereof) under Section 363 of the Bankruptcy Code; (iii) the right to receive any collateral security (including any "super priority" or equal or "priming" or replacement lien) for any NL Loan Obligation unless Administrative Agent has collateral security acceptable to Administrative Agent in its sole and absolute discretion to secure all Bank Loan Obligations (in the same collateral to the extent collateral is involved); and (iv) the right to seek adequate protection in respect of Property (or the proceeds or products thereof) under Section 363 or 361 of the Bankruptcy Code.

(f)         If any of the Bank Loan Obligations or any lien securing same, should be invalidated, avoided or set aside, the subordination provided for herein nevertheless shall continue in full force and effect and, as between Administrative Agent and NL Companies, shall be and be deemed to remain in full force and effect.

14.         Continuing Benefits.  No right of either Administrative Agent or the Banks or any present or future holder of the Bank Loan Obligations to enforce the provisions of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or any other party, whether borrower, guarantor or otherwise, or by any act or failure to act in good faith, by the holder of the Bank Loan Obligations, or by any noncompliance by Borrower or any borrower, guarantor or otherwise with the terms of the Bank Notes or any other of the Bank Loan Documents regardless of any knowledge thereof which such holder may have or be otherwise charged with.

15.         Power of Attorney.  NL Companies, by its execution of this Agreement, agrees to grant to Administrative Agent a power of attorney and in furtherance of the foregoing to execute the form of Power of Attorney attached hereto as Exhibit B (the "Power of Attorney").  NL Companies hereby authorizes and expressly directs Administrative Agent to take such action as may be necessary or appropriate, in Administrative Agent's sole discretion, from time to time to effectuate the terms of this Agreement and hereby appoints Administrative Agent its attorney-in-fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation, or reorganization of Borrower (whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business or the assets of Borrower, the immediate filing of a claim for the unpaid balance of any of the NL Loan Obligations in the form required in such proceedings, the voting of such claims during the pendency of such proceedings, and the taking of all steps necessary to cause such claim to be approved.

16.         No Waiver; Modification.  Neither this Agreement nor the transactions herein contemplated shall operate to waive the enforcement after the date hereof of any due on sale provision, due on encumbrance provision, change-in-ownership of Borrower provision, or any other accelerating transfer provision contained in the Bank Loan Documents.  No delay on the part of Administrative Agent on behalf of itself and the other Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Administrative Agent on behalf of itself and the other Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Administrative Agent or the other Banks except as expressly set forth in a writing duly signed and delivered by or on behalf of Administrative Agent.  This Agreement may be executed in any number of counterparts.

17.         Borrower’s Waiver.  Borrower hereby waives (a) notice of acceptance of this Agreement by Administrative Agent and (b) all diligence in the collection or protection of or realization upon the Bank Loan Obligations or the collateral therefor.

18.         Legend.  NL Companies agrees to cause all instruments evidencing indebtedness or other obligations of Borrower to NL Companies which are or may be subject to the provisions of this Agreement to be subject to an appropriate legend to the effect that such indebtedness or other obligation evidenced by such instrument is subject to the provisions of this Agreement, and NL Companies will make appropriate entries in the books and records of NL Companies to indicate that the NL Loan Obligations are subject to this Agreement.

19.         Notices.  Any notice which a party is required or may desire to give the other shall be in writing and may be sent by facsimile, personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given at least fifteen (15) days in advance):

If to NL Companies:
NL Environmental Management Services, Inc.
NL Industries, Inc.
5430 LBJ Freeway
Suite 1700
Dallas, TX  75240
Attention:  General Counsel

with a copy to:

Christopher R. Gibson, Esq.
Archer & Greiner, P.C.
One Centennial Square
Haddonfield, NJ  08033

If to Administrative Agent:
Bank of America, N.A.
4 Penn Center, Suite 1100
1600 John F. Kennedy Blvd.
Philadelphia, PA 19103
Attn: David S. Ross, SVP
Fax No.: 267-675-0148

with copy to:

Buchanan, Ingersoll & Rooney PC
1835 Market Street
14th Floor
Philadelphia, PA 19103
Attn: Frederick H. Masters, Esq.
Fax No.: 215-665-8760

If to Borrower:

c/o O'Neill Properties Group, L.P.
2701 Renaissance Boulevard, 4th Floor
King of Prussia, Pennsylvania  19406
Attn: Richard Heany
Fax No.:  (610) 337-5599

with copy to:

c/o Macartney, Mitchell & Campbell, LLC
2701 Renaissance Boulevard, 4th Floor
King of Prussia, Pennsylvania 19406
Attn:  Sean E. Mitchell, Esq.
Fax No.  215-754-4217

and with a copy of all notices to Prudential and its counsel:

Prudential Real Estate Investors
8 Campus Drive
Parsippany, New Jersey 07054
Attn: Steven B. LaBold
Fax No.  973-734-1411

with a copy to:

PAMG-RE Law Department
8 Campus Drive, 4th Floor
Arbor Circle South
Parsippany, New Jersey 07054
Attn: Law Department
Fax No. 973-683-1788

with a copy to:

Goodwin|Procter LLP
Exchange Place
Boston, Massachusetts  02109
Attn:  Minta E. Kay, Esq.
Fax No. 617-227-8591

20.         No Modification to Bank Loan Documents.  This Agreement is not intended to modify and shall not be construed to modify any term or provision of the Bank Notes, the Mortgage, the Bank Multi-Party Agreement, the other Bank Loan Documents or any other documents or instruments evidencing, securing, guaranteeing the payment of, or otherwise relating to the indebtedness evidenced by the Bank Notes or secured by the Mortgage, or both.

21.         Further Assurances.  So long as any of the Bank Loan Obligations remain outstanding, NL Companies, its successors or assigns, or any other legal holder of the NL Note, as the case may be, shall execute, acknowledge, and deliver upon the demand of Administrative Agent, at any time or times, any and all further documents or instruments in recordable form for the purpose of further confirming the agreements herein set forth.

22.         Estoppel Certificate.  NL Companies hereby agrees that within ten (10) days after written demand of Administrative Agent, it shall execute, acknowledge and deliver a certification setting forth the total amount of indebtedness owed to it which shall be then secured by any portion of the Property, and any and all such certifications shall be conclusive as to the matters set forth therein, and shall be fully binding upon NL Companies, its successors and assigns.  Notwithstanding the foregoing, NL Companies shall not be obligated to give such certification more frequently than once every other calendar month.

23.         Governing Law/Successors and Assigns/Joint and Several Liability/Counterparts.  This Agreement shall be governed by the laws of the State of New Jersey (without reference to its conflict of laws principles).  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. NL and NL EMS acknowledge and agree that they have executed this Agreement jointly and severally and that the term "NL Companies" refers to each individually and to them collectively and as such jointly and severally. This Agreement may be executed in separate counterpart signature pages.

24.         Forum.  Administrative Agent, on behalf of itself and the other Banks, and NL Companies each hereby irrevocably submits generally and unconditionally to the jurisdiction of any state court or any United States federal court sitting in the State of New Jersey, over any suit, action or proceeding arising out of or relating to this Agreement or the Bank Loan Obligations or the NL Loan Obligations.  Administrative Agent, on behalf of itself and the other Banks, and NL Companies each hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.

25.         WAIVER OF JURY TRIAL.  ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND THE OTHER BANKS, AND NL COMPANIES WAIVE TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM, ACTION OR CAUSE OF ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY ADMINISTRATIVE AGENT AND NL COMPANIES AND ADMINISTRATIVE AGENT AND NL COMPANIES HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.  ADMINISTRATIVE AGENT AND NL COMPANIES ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 25 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  ADMINISTRATIVE AGENT AND NL COMPANIES EACH FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

26.          Reinstated and Amended Settlement Agreement.  Borrower, NL Companies, Sayreville Economic and Redevelopment Agency and County of Middlesex are all parties to that certain Reinstated and Amended Settlement Agreement and Release, dated as of June 26, 2008, as amended by that certain Amendment to "Reinstated and Amended Settlement Agreement and Release dated September 25, 2008 (the "Four Party Agreement").  Nothing in this Agreement is intended to modify or amend the Four Party Agreement.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

NL INDUSTRIES, INC., a New Jersey corporation
By: /s/ Robert D. Graham Name: Robert D. Graham Title: Vice President & General Counsel
NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., a New Jersey corporation
By: /s/ Robert D. Graham Name: Robert D. Graham Title: President

BANK OF AMERICA, N.A., a national banking association
By: /s/ Unrecognized Signature
Name:
Title:

[Signature Page - Intercreditor Agreement]

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby executes and delivers this Acknowledgment and Consent to and regarding the terms, conditions and covenants set forth in the Intercreditor and Standstill Agreement attached hereto (the “Intercreditor Agreement”).  The undersigned states that it has received a copy of the foregoing Intercreditor Agreement and that it will recognize all rights granted therein to the respective lenders that are party thereto, that it will not undertake any act or perform any obligation which is not in accordance with the provisions of the Intercreditor Agreement.  Sayreville Seaport Associates, L.P. further executes and delivers this Acknowledgment and Consent for purposes of Section 17.

The undersigned further acknowledges and agrees that it is not an intended beneficiary under the Intercreditor Agreement.

EXECUTED as of October 15, 2008.

BORROWER:	SAYREVILLE SEAPORT ASSOCIATES, L.P.,
a Delaware limited partnership

By: Sayreville Seaport Associates Acquisition Company, LLC, a Delaware limited liability company, its general partner

By: /s/ Jon Robinson (SEAL)
                               Name: Jon Robinson
                                  Title:  Vice President

GUARANTOR:	/s/ J. Brian O'Neill (SEAL)
         J. Brian O'Neill

NOTARY ACKNOWLEDGEMENTS

STATE OF TEXAS, COUNTY OF DALLAS, TO WIT:

I HEREBY CERTIFY, that on this 13th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared Robert D. Graham, who acknowledged himself to be Vice President & General Counsel of NL INDUSTRIES, INC., a New Jersey corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President & General Counsel of said corporation by signing the name of the corporation by himself as Robert D. Graham, Vice President & General Counsel.

WITNESS my hand and Notarial Seal.

      /s/ Amanda K. Beer
     Amanda K. Beer, Notary Public

My Commission Expires:  July 22, 2010

STATE OF TEXAS, COUNTY OF DALLAS, TO WIT:

I HEREBY CERTIFY, that on this 13th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared Robert D. Graham, who acknowledged himself to be the President of NL ENVIRONMENTAL MANAGEMENT SERVICES,  INC., a New Jersey corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said corporation by signing the name of the corporation by himself as Robert D. Graham, President.

WITNESS my hand and Notarial Seal.

                   /s/ Amanda K. Beer
                   Amanda K. Beer, Notary Public
My Commission Expires:  July 22, 2010

COMMONWEALTH OF PENNSYLVANIA, CONTY OF PHILADELPHIA, TO WIT:

I HEREBY CERTIFY, that on this 14th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared Kevin M. Krivda, who acknowledged himself to be an Officer/AVP of Bank of America, N.A., a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said banking association by signing the name of the banking association by himself as Senior Vice President.

WITNESS my hand and Notarial Seal.

       /s/ Joanne Kane
Joanne kane, Notary Public

My Commission Expires:  August 8, 2011

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF MONTGOMERY, TO WIT:

I HEREBY CERTIFY, that on this 15th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared Jon Robinson, who acknowledged himself to be the Vice President of Sayreville Seaport Associates Acquisition Company, LLC, a Delaware limited  liability company and the General Partner of  Sayreville Seaport Associates, L.P., a Delaware limited partnership, known to me, (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said limited liability company by signing the name of the limited liability company by himself as Vice President.

WITNESS my hand and Notarial Seal.

/s/ Harry R. Reichner
Harry R. Reicher, Notary Public

My Commission Expires:  November 13, 2010

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF MONTGOMERY, TO WIT:

I HEREBY CERTIFY, that on this 15th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared J. BRIAN O'NEILL, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained by signing the same by himself .

WITNESS my hand and Notarial Seal.

/s/ Harry R. Reichner
Harry R. Reicher, Notary Public

My Commission Expires:  November 13, 2010

Exhibit A

Property Description

Lots 1, 1.01 and 4 in Block 257.01, and Lot 1 in Block 257.02 (Premises "A", "B" & "E")

N/F Sayreville Economic Redevelopment Agency

Borough of Sayreville

Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the northwesterly line of Lot 20.01, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, with the northeasterly line of Lot 30.11, Block 257.01, N/F Middlesex County Utilities Authority, and from said beginning point running:

1.
Along said northeasterly line of Lot 30.11, Block 257.01, and continuing along the northeasterly line of Lots 1.03 and 3.01, Block 257.01, N/F Middlesex County Utilities Authority, North 39° 18' 29" West, a distance of 638.86 feet to a point in the southeasterly line of Lot 3.01, Block 257.01, thence

2.	Along said southeasterly line of Lot 3.01, Block 257.01, North 29° 46' 18" East, a distance of 493.75 feet to a point in the northeasterly line of Lot 3.01, Block 257.01, thence

3.
Along said northeasterly line of Lot 3.01, Block 257.01, North 60° 13' 42" West, a distance of 65.00 feet to a point in the Pierhead/Bulkhead line as established by the Army Corps. of Engineers by a map entitled "Pierhead and Bulkhead Lines, Raritan Bay and River, N.J., Cheesequake Creek to Edgars Dock , dated August 1934, revised through April 1957", thence

Along said Pierhead/Bulkhead line as established by the Army Corps. of Engineers, the following three (3) courses:

4.	North 29° 46' 18" East, a distance of 718.29 feet to a point, thence

5.	North 17° 51' 35" East, a distance of 2,000.18 feet to a point, thence

6.
North 39° 30' 18" East, a distance of 131.77 feet to a point in the westerly line of a riparian grant to National Lead Company from the State of New Jersey, Board of Commerce and Navigation, Liber N-2, Page 135 etc., thence

Along said westerly and northerly line of a riparian grant to National Lead Company from the State of New Jersey, Board of Commerce and Navigation, Liber N-2, Page 135 etc., the following two (2) courses:

7.	North 18° 27' 18" East, a distance of 25.78 feet to a point, thence

8.	South 71° 32' 42" East, a distance of 9.92 feet to a point in the aforementioned Pierhead/Bulkhead line as established by the Army Corps. of Engineers, thence

9.	Along said Pierhead/Bulkhead line as established by the Army Corps. of Engineers, North 39° 30' 18" East, a distance of 533.50 feet to a point, thence

10.
South 64° 00' 42" East, a distance of 150.26 feet to a point in a former mean high • water line of the Raritan River, said lands being lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey, thence

11.
Along said former mean high water line of the Raritan River, said lands being lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey, the various courses thereof, a distance of 3,253 feet, more or less, to a point in the westerly right-of-way line of the New Jersey Garden State Parkway, said point being 3,052.46 feet on a bearing of North 57° 54' 30" East from the terminus of the prior course, thence

Along said westerly and northwesterly right-of-way line of the New Jersey Turnpike Authority, Garden State Parkway, the following fourteen (14) courses:

12.	South 02° 39' 35" West, a distance of 828.14 feet to a point of curvature, thence

13.
In a general southerly direction on the arc of a curve to the right having a radius of 65.00 feet and an arc length of 44.47 feet, chord bearing and distance of South 22° 15' 36" West, 43.61 feet, to a point of tangency, thence

14.	South 41° 51' 37" West, a distance of 134.53 feet to a point of curvature, thence

15.
In a general southerly direction on the arc of a curve to the left having a radius of 135.00 feet and an arc length of 160.03 feet, chord bearing and distance of South 07° 54' 05" West, 150.82 feet, to a point of reverse curvature, thence

16.
In a general southerly direction on the arc of a curve to the right having a radius of 365.00 feet and an arc length of 154.39 feet, chord bearing and distance of South 13° 56' 22" East, 153.24 feet, to a point of tangency, thence .

17.	South 01° 49' 18" East, a distance of 569.54.feet to a point, thence

18.	South 05° 31' 48" East, a distance of 415.45 feet to a point, thence

19.	South 03° 52' 32" East, a distance of 301.38 feet to a point, thence

20.	South 08° 11' 22" East, a distance of 297.33 feet to a point of curvature; thence

21.
In a general southerly direction on the arc of a curve to the right having a radius of 465.00 feet and an arc length of 198.15 feet, chord bearing and distance of South 04° 01' 06" West, 196.66 feet, to a point of tangency, thence

22.	South 16° 13' 35" West, a distance of 171.37 feet to a point, thence

23.	South 09° 19' 46" West, a distance of 240.48 feet to a point, thence

    24. South 14° 39' 43" West, a distance of 305.60 feet to a point, thence

25.	South 24° 02' 00" West, a distance of 196.24 feet to a point in the northeasterly right-of-way line of Chevalier Avenue, 50-foot wide right-of-way, thence

Along said northeasterly right-of-way line of Chevalier Avenue, the following three (3) courses:

26.	North 68° 06' 10" West, a distance of 9.09 feet to a point, thence

27.	North 62° 39' 10" West, a distance of 1,399.81 feet to a point, thence 3

28.	North 38° 07' 00" West, a distance of 176.85 feet to a point in southeasterly line of Lot 22, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, thence

Along said southeasterly, southwesterly and northwesterly lines of Lot 22, Block 62.02, the following three (3) courses:

29.	North 27° 20' 51" East, a distance of 223.24 feet to a point, said point being witnessed by an iron pipe found 0.6-foot southwest of the herein described point, thence

30.	North 62° 38' 23" West, a distance of 50.00 feet to a point, said point being witnessed by a railroad spike found 0.5-foot southwest of the herein described point, thence

31.	South 27° 20' 51" West, a distance of 17.13 feet to a point in the northeasterly line of Lot 1.01, Block 257.02, N/F Borough of Sayreville, thence

32.	Along said northeasterly line of Lot 1.01, Block 257.02, North 62° 39' 09" West, a distance of 124.99 feet to a point in the northerly terminus of Chevalier Avenue; thence

33.	Along said northerly terminus of Chevalier Avenue, North 89° 45' 21" West, a distance of 56.17 feet to a point in the westerly right-of-way line of Chevalier Avenue, thence

34.
Along said westerly right-of-way line of Chevalier Avenue, in a general southerly direction on the arc of a curve to the right having a radius of 493.34 feet and an arc length of 279.12 feet, chord bearing and distance of South 12° 06' 04" East, 275.41 feet, to a point on the aforementioned northwesterly line of Lot 20, Block 62.02, thence

35.	Along said northwesterly line of Lot 20, Block 62.02, South 27° 20' 51" West, a distance of 999.59 feet to a point of curvature, thence

36.
In a general southwesterly direction on the arc of a curve to the right having a radius of 930.37 feet and an arc length of 379.07 feet, chord bearing and distance of South 39° 01' 11" West, 376.45 feet, to a point on the northeasterly line of Lot 30.12, Block 257.01, N/F Middlesex County Utilities Authority, thence

37.	Along said northeasterly line of Lot 30.12, Block 257.01, North 39° .18' 19" West, a distance of 12.40 feet to a point in the easterly line of Lot 30.12, Block 257.01, thence

38.
Along said easterly line of Lot 30.12, Block 257.01, in part, and along the easterly line of Lot 1.10, Block 257.01, N/F Middlesex County Utilities Authority, North 11° 10' 21" East, a distance of 311.88 feet to a point in the northerly line of Lot 1.10, Block 257.01, thence

39.	Along said northerly line of Lot 1.10, Block 257.01, North 78° 49' 39" West, a distance of 40.00 feet to a point in the westerly line of Lot 1.10, Block 257.01, thence

40.	Along said westerly line of Lot 1.10, Block 257.01, South 11° 10' 21" West, a distance of 332.70 feet to a point in the northwesterly line of Lot 30.12, Block 257.01, thence

41.	Along said northwesterly line of Lot 30.12, Block 257.01, South 50° 41' 31" West, a distance of 101.14 feet to a point in the southwesterly line of Lot 30.12, Block 257.01, thence

42.
Along said southwesterly line of Lot 30.12, Block 257.01, South 39° 18' 29" East, a distance of 30.00 feet to a point in the northwesterly line of Lot 20, Block 62.02, said point being witnessed by a concrete monument found, thence

43.
Along said northwesterly line of Lot 20, Block 62.02, and continuing along the northwesterly line of Lot 20.01, Block 62.02, N/F Conrail - Raritan River Railroad, Kearny Branch, South 50° 41' 31" West, a distance of 1,840.00 feet to the point and place of beginning.

Said description of Lots 1, 1.01 and 4 in Block 257.01 and Lot 1 in Block 257.02 containing 10,973,162 Square Feet or 251.909 Acres, more or less. Said described lands being known as all of Lots 1, 1.01 and 4, Block 257.01, and Lot 1, Block 257.02, as shown on the official Tax Map of the Borough of Sayreville.

Excepting and excluding any and all lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey and not previously conveyed to National Lead or a predecessor in title immediately adjacent to or through the described parcel.

Said description of Lots 1, 1.01 and 4 in Block 257.01 and Lot 1 in Block 257.02 having been drawn in accordance with a map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME. Associates, dated October 09, 2008.

Lot 5 in Block 257.01 (Premises "C")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the northwesterly line of Lot 20.01, Block 62.02, lands N/F Conrail - Raritan River Railroad, Kearny Branch, with the southwesterly line of Lot 30.11, Block 257.01, N/F Middlesex County Utilities Authority, and from said beginning point running:

Along the aforementioned northwesterly line of Lot 20.01, Block 62.02, the following two (2) courses:

1.	South 50° 41' 31" West, a distance of 183.30 feet to a point of curvature, thence

2 .
In a general southwesterly direction on the arc of a curve to the left having a radius of 1,457.69 feet and an arc length of 382.90 feet, chord bearing and distance of South 43° 10'00" West, 381.80 feet, to a point on the northwesterly line of Lot 30.10, Block 257.01, N/F Middlesex County Utilities Authority, thence

3.
Along said northwesterly line of Lot 30.10, Block 257.01, and continuing along the northwesterly line of Lot 1.07, Block 257.01, N/F Middlesex County Utilities Authority, along a non-tangent line, South 50° 41' 31" West, a distance of 448.83 feet to a point of curvature, thence

Along the aforementioned northwesterly and westerly lines of Lot 1.07, Block 257.01, the following two (2) courses:

4.
In a general southwesterly direction on the arc of a curve to the left having a radius of 286.52 feet and an arc length of 180.03 feet, chord bearing and distance of South 32° 41' 31" West, 177.08 feet, to a point of tangency, thence

5.	South 14° 41' 31" West, a distance of 171.76 feet to a point in the northeasterly line of Lot 3.01, Block 256, N/F Sayreville Economic Redevelopment Agency, thence

Along said northeasterly line of Lot 3.01, Block 256, the following two (2) courses:

6.	North 65° 23' 04" West, a distance of 52.98 feet to a point, thence

7.
North 54° 04' 00" West, a distance of 385.91 feet to a point in the "Pierhead and Bulkhead Line" as established by the Army Corps. of Engineers on a map entitled "Pierhead and Bulkhead Lines, Raritan Bay and River, N.J., Cheesequake Creek to Edgars Dock", dated August 1934, thence

Along said "Pierhead and Bulkhead Line" as established by the Army Corps. of Engineers, the following two (2) courses:

8.	North 35° 44' 18" East, a distance of 786.54 feet to a point, thence

9.	North 29° 46' 18" East, a distance of 436.24 feet to a point in the southwesterly line of Lot 3.01, Block 257.01, N/F Middlesex County Utilities Authority, thence

Along said southwesterly and southeasterly lines of Lot 3.01, Block 257.01, and the following two (2) courses:

10.	South 60° 13' 42" East, .a distance of 50.00 feet to a point, thence

11.	North 29° 46' 18" East, a distance of 272.31 feet to a point in the aforementioned southwesterly line of Lot 3.01, Block 257.01, thence

12.
Along said southwesterly line of Lots 3.01, 1.03 and 30.11, Block 257.01, N/F Middlesex County Utilities Authority, South 39° 18' 29" East, a distance of 624.34 feet to the point and place of beginning, said point being witnessed by an iron rebar found 4.1' southwest of the herein described point.

Said description of Lot 5 in Block 257.01 containing 661,978 Square Feet or 15.197 Acres, more or less. Said described lands being known as all of Lot 5, Block 257.01, as shown on the official Tax Map of the Borough of Sayreville.

Excepting and excluding any and all lands "now or formerly below mean high water" as mapped and claimed by the State of New Jersey and not previously conveyed to National Lead or a predecessor in title immediately adjacent to or through the described parcel.

Said description of Lot 5 in Block 257.01 having been drawn in accordance with a map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008.

Lot 1 in Block 275.02 (Premises "F")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the easterly line of Lot 2, Block 275.02, N/F New Jersey Turnpike Authority, with the northeasterly right-of-way line of Chevalier Avenue, 50-foot wide right-of-way, and from said beginning point running:

1.
Along the aforementioned easterly line of Lot 2, Block 275.02, North 18° 41' 11" East, a distance of 200.00 feet to a point, said point being.witnessed by a concrete .monument found 2.4-feet east of the herein described point, thence

Along the lands N/F New Jersey State Turnpike Authority, Garden State Parkway, the following two (2) courses:

2.	South 71° 18' 49" East, a. distance of 350.00 feet to a point, thence

3.	South 18° 41' 11" West, a distance of 172.00 feet to a point in the northerly right-of-way line of Chevalier Avenue, thence

4.
Along said northerly right-of-way line of Chevalier Avenue, in a general westerly direction on the arc of a curve to the right having a radius of 534.22 feet and an arc length of 227.14 feet, chord bearing and distance of North 80° 17' 00" West, 225.44 feet, to a point of tangency, thence

5.	North 68° 06' 10" West, a distance of 127.52 feet to the point and place of beginning.

Said description of Lot 1 in Block 275.02 containing 69,944 Square Feet or 1.606 Acres, more or less. Said described lands being known as all of Lot 1, Block 275.02, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 1 in Block 275.02 having been drawn in accordance with certain map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008

Lot 6 in Block 257.01 (Premises "D")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the westerly line of Lot 20.01, Block 62.02, lands N/F Conrail Raritan River Railroad - Kearny Branch, with the northerly line of Lot 3, Block 256, N/F Sayreville Economic Redevelopment Agency, and from said beginning point running:

1.
Along the aforementioned northerly line of Lot 3, Block 256; South 71° 36' 56" West, a distance. of 54.81 feet to a point in the northeasterly line of Lot 3.01, Block 25.6, N/F. Sayreville Economic Redevelopment Agency, said point being witnessed by a • concrete monument found 0.4-foot southeast of the herein described point, thence

2.
Along the aforementioned northeasterly line of Lot 3.01, Block 256, North 65° 23' 04" West, a distance of 89.38 feet to a point in the easterly line of Lot 1.07, Block 257.01, N/F Middlesex County Utilities Authority, thence

Along said easterly and southeasterly lines of Lot 1.07, Block 257.01, the following two (2) courses:

3.	North 14° 41' 31" East, a distance of 189.25 feet to a point of curvature, thence

4.
In a general northeasterly direction on the arc of a curve to the right having a radius of 186.52 feet and an arc length of 117.19 feet, chord bearing and distance of North 32° 41' 31" East, 115.28 feet, to a point of tangency, thence

5.
Continuing along the southeasterly line of Lot 1.07, Block 257.01, in part, and along the southeasterly line of Lot 30.10, Block 257.01, N/F Middlesex County Utilities Authority, North 50° 41' 31" East, a distance of 183.28 feet to a point in the aforementioned westerly line of Lot 20.01, Block 62.02, thence

6.
Along said westerly line of Lot 20.01, Block 62.02, in a general southerly direction on lthe arc of a curve to the left having a radius of 1,457.69 feet and an arc length of 434.36 feet, chord bearing and distance of South 15° 56' 04" West, 432.76 feet, to the point and place of beginning.

Said description of Lot 6 in Block 257.01 containing 43,454 Square Feet or 0.998 Acre, more or less. Said described lands being known as all of Lot 6, Block 257.01, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 6 in Block 257.01 having been drawn in accordance with a map entitled "ALTAIACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency,. Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008

Lot 3.04 in Block 257 (Premises "G")
N/F Sayreville Economic Redevelopment Agency
Borough of Sayreville
Middlesex County, New Jersey

All that certain tract or parcel of land located in the Borough of Sayreville, County of Middlesex, State of New Jersey, bounded and described as follows:

Beginning at a point, said point being the intersection of the southwesterly line of Lot 3.06, Block 257, with the westerly right-of-way line of a 25-foot wide Right-of-Way, now known as part of Main Street, and from said beginning point running:

1.
Along said westerly right-of-way line of a 25-foot wide right-of-way, now known as part of Main Street, South 18° 41' 11" West, a distance of 529.65 feet to a point in the northerly line of Lot 1.04, Block 257, N/F Middlesex County Utilities Authority, said point being witnessed by a. capped iron bar found 2.8-feet east of the herein described point, thence

2.
Along said northerly line of Lot 1.04, Block 257, South 71° 36' 56" West, a distance of 124.61 feet to a point in the northeasterly line of Lot 3.05, Block 257, N/F Middlesex County Utilities Authority, said point being witnessed by a concrete monument found, thence

Along the northeasterly lines of Lot 3.05, Block 257, and the following three (3) courses:

3.	North 57° 01' 45" West, a distance of 469.74 feet to a point, said point being witnessed by a concrete monument found 0.2-foot northwest of the herein described point, thence

4.	North 39° 16' 58" West, a distance of 1,293.20 feet to a point, thence

5.	North 62° 39' 09" West, a distance of 100.00 feet to a point in the southeasterly right-of-way line of the Conrail - Raritan River Railroad, Kearny Branch, Lot 20, Block 62.02, thence

6.
Along said southeasterly right-of-way line of the Conrail - Raritan River Railroad, Kearny Branch, Lot 20, Block 62.02, North 27° 20' 51" East, a distance of 976.76 feet to a point in the southwesterly right-of-way line of Chevalier Avenue, thence

Along said southwesterly right-of-way line of Chevalier Avenue, the following two (2) courses:

7.	South 38° 07' 00" East, a distance of 164.90 feet to a point, said point being witnessed by a concrete monument found 0.9-foot west of the herein described point, thence

8.	South 62° 39' 10" East, a distance of 833.24 feet to a point in the northwesterly line of Lot 3.06, Block 257, N/F Faith Fellowship Ministries, Inc., thence

9.
Along said northwesterly line of Lot 3.06, Block 257, N/F Faith Fellowship Ministries, Inc., South 27° 20' 52" West, a distance of 854.43 feet to a point in the. southwesterly line of Lot 3.06, Block 257, thence

10. Along said southwesterly line of Lot 3.06, Block 257, South 62° 39' 09" East, a distance of 778.56 feet to the point and place of beginning.

Said description of Lot 3.04 in Block 257 containing 1,523,314 Square Feet or 34.970 Acres, more or less. Said described lands being known as all of Lot 3.04, Block 257, as shown on the official Tax Map of the Borough of Sayreville.

Said description of Lot 3.04 in Block 257 having been drawn in accordance with certain map entitled "ALTA/ACSM Survey of Lots 1, 1.01, 4, 5, 6, Block 257.01, Lot 1, Block 257.02, Lot 1, Block 275.02, and Lot 3.04, Block 257, prepared for Sayreville Economic Redevelopment Agency, Situated in the Borough of Sayreville, Middlesex County, New Jersey", prepared by CME Associates, dated October 09, 2008.

Exhibit B

Power of Attorney (attached)

NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., a New Jersey corporation with an address of 5430 LBJ Freeway, Suite 1700, Dallas, TX 75240, hereby makes, constitutes and appoints BANK OF AMERICA, N.A., its true and lawful attorney, for itself and in its name, place and stead, to take any and all such acts and/or actions as NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., can, may or is entitled to take for and with respect to (i) that certain Promissory Note dated October /5, 2008 from Sayreville Seaport Associates, L.P., a Delaware limited partnership ("Borrower") to NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL Industries, Inc., in the original principal sum of $15,000,000.00 (the "Note") and (ii) that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October /5, 2008 from Borrower to NT, ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL Industries, Inc., securing the Note and encumbering a certain leasehold interest in certain property located in the Borough of Sayreville, Middlesex County and State of New Jersey, which leasehold interest may become a fee interest mortgage as provided for therein (the "Mortgage"), including, without limitation, to execute and deliver any modification, extension of maturity for one (1) year, release, discharge, assignment or endorsement of the same and/or to enforce, ask, demand, sue for, collect and receive all sums of money, interest and other payments due under or pursuant to the Note and/or Mortgage, as BANK OF AMERICA, N.A., in its sole and absolute discretion, shall deem appropriate; to foreclose the Mortgage and to take title to property in the name of NL

ENVIRONMENTAL MANAGEMENT SERVICES, INC., if BANK OF AMERICA, N.A. thinks proper; to place and effect insurance with respect to the property encumbered by the Mortgage; to retain counsel and attorneys on behalf of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., to appear for NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. in all actions and proceedings to which NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. may be a party in the courts of New Jersey or any other State in the United States, or in the United States courts, to commence actions and proceedings in the name of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. if necessary, to sign and verify in its name all complaints, petitions, answers and other pleadings of every description; hereby giving and granting to it, the said attorney, BANK OF AMERICA, N.A., full power and authority to do and perform all and every act and anything whatsoever necessary to be done in the premises, as fully to all intents and purposes as NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the said attorney may do pursuant to this power.

This Power of Attorney is being given pursuant to the terms of that certain Intercreditor, Subordination and Standstill Agreement by and between Bank of America, N.A., as Administrative Agent for itself and on behalf of the other "Banks" (as defined therein) and NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. and NL/Industries, Inc. dated October 16, 2008 (the "Intercreditor Agreement").

This Power of Attorney shall terminate upon repayment in full of the "Bank Loan" or the "NL Loan", whichever comes first (as those terms are defined in the Intercreditor Agreement).

IN WITNESS WHEREOF, NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., has hereunto set its hand and seal this 13th day of October, 2008.

  ATTEST:                      NL ENVIRONMENTAL MANAGEMENT SERVICES, INC.

  BY: /s/ A. Andrew R. Louis                                          BY: /s/ Robert D. Graham
  Name. A. Andrew R. Louis           Name: Robert D. Graham
     Title: Associate General Counsel         Title: President

STATE OF TEXAS
               SS.

COUNTY OF DALLAS

BE IT REMEMBERED, that on this 13th day of October, 2008, before me the subscriber, Amanda K. Beer, duly authorized by law to take acknowledgments and proofs of deeds therein, personally appeared, Robert D. Graham, who acknowledged himself/herself to be the President of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., and who I am satisfied is the person mentioned in and having executed the Instrument to which this certificate is attached as the President and for and on behalf of NL ENVIRONMENTAL MANAGEMENT SERVICES, INC., and to whom I first made known the contents thereof, and thereupon such person acknowledged that he/she signed, sealed, and delivered the same as the voluntary act and deed ofNL ENVIRONMENTAL MANAGEMENT SERVICES, INC., for the uses and purposes therein expressed.

[Notary Page - Power of Attorney]

                            /s/ Amanda K. Beer
                            Amanda K. Beer, Notary Public

Commission Expires:  July 22, 2010

 NL INDUSTRIES, INC. POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NL INDUSTRIES, INC., a New Jersey corporation with an address of 5430 LBJ Freeway, Suite 1700, Dallas, TX 75240, hereby makes, constitutes and appoints BANK. OF AMERICA, N.A., its true and lawful attorney, for itself and in its name, place and stead, to take any and all such acts and/or actions as NL INDUSTRIES, INC., can, may or is entitled to take for and with respect to (i) that certain Promissory Note dated October / 5 , 2008 from Sayreville Seaport Associates, L.P., a Delaware limited partnership ("Borrower") to NL INDUSTRIES, INC. and NL Environmental Management Services, Inc., in the original principal sum of $15,000,000.00 (the "Note") and (ii) that certain Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October /5-, 2008 from Borrower to NL INDUSTRIES, INC. and NL Environmental Management Services, Inc., securing the Note and encumbering a certain leasehold interest in certain property located in the Borough of Sayreville, Middlesex County and State of New Jersey, which leasehold interest may become a fee interest mortgage as provided for therein (the "Mortgage"), including, without limitation, to execute and deliver any modification, extension of maturity for one (1) year, release, discharge, assignment or endorsement of the same and/or to enforce, ask, demand, sue for, collect and receive all sums of money, interest and other payments due under or pursuant to the Note and/or Mortgage, as BANK OF AMERICA, N.A., in its sole and absolute discretion, shall deem appropriate; to foreclose the Mortgage and to take title to property in the name of NL INDUSTRIES, INC., if BANK OF AMERICA, N.A. thinks proper; to place and effect insurance with respect to the property encumbered by the Mortgage; to retain counsel and attorneys on behalf of NL INDUSTRIES, INC., to appear for NL INDUSTRIES, INC. in all actions and proceedings to which NL INDUSTRIES, INC. may be a party in the courts of New Jersey or any other State in the United States, or in the United States courts, to commence actions and proceedings in the name of NI, INDUSTRIES, INC. if necessary, to sign and verify in its name all complaints, petitions, answers and other pleadings of every description; hereby giving and granting to it, the said attorney, BANK. OF AMERICA, N.A., full power and authority to do and perform all and every act and anything whatsoever necessary to be done in the premises, as fully to all intents and purposes as NL INDUSTRIES, INC. might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the said attorney may do pursuant to this power.

This Power of Attorney is being given pursuant to the terms of that certain Intercreditor, Subordination and Standstill Agreement by and between Bank of America, N.A., as Administrative Agent for itself and on behalf of the other "Banks" (as defined therein) and NL/INDUSTRIES, INC. and NL Environmental Management Services, Inc. dated October J, 2008 (the "Intercreditor Agreement"). This Power of Attorney shall terminate upon repayment in full of the "Bank Loan" or the "NL Loan", whichever comes first (as those teuns are defined in the Intercreditor Agreement).

IN WITNESS WHEREOF, NL INDUSTRIES, INC., has hereunto set its hand and seal this 13th day of October, 2008.

      ATTEST:                      NL INDUSTRIES, INC.

  BY: /s/ A. Andrew R. Louis                                          BY: /s/ Robert D. Graham
  Name. A. Andrew R. Louis               Name: Robert D. Graham
     Title: Associate General Counsel         Title: Vice President & General Counsel

STATE OF TEXAS

SS.

COUNTY OF DALLAS

BE IT REMEMBERED, that on this 13th day of October, 2008, before me the subscriber, Amanda K. Beer, duly authorized by law to take acknowledgments and proofs of deeds therein, personally appeared, Robert D. Graham, who acknowledged himself/herself to be the Vice President & General Counsel of NL Industries, Inc., and who I am satisfied is the person mentioned in and having executed the Instrument to which this certificate is attached as the Vice President & General Counsel and for and on behalf of NL Industries, Inc., and to whom I first made known the contents thereof, and thereupon such person acknowledged that he/she signed, sealed, and delivered the same as the voluntary act and deed of NL Industries, Inc., for the uses and purposes therein expressed.

[Notary Page - Power of Attorney]

                             /s/ Amanda K. Beer
                            Amanda K. Beer, Notary Public

Commission Expires:  July 22, 2010